Sportswear CFO Commentary and Financial R ev1ew Second Quarter 2024 July 25, 2024 Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD PFAS in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date perfluoroalkyl and polyfluoroalkyl substances

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • •

• • • (dollars in millions, except per share amounts) Q2'24 Q2'23 Change Net Sales $570.2 $620.9 -8% Gross margin 47.9% 50.6% -270 bps SG&A percent of net sales 53.1% 50.3% +280 bps Operating income (loss) ($23.8) $6.2 ($30.0) Operating margin -4.2% 1.0% -520 bps Net income (loss) ($11.8) $8.4 ($20.2) Diluted EPS ($0.20) $0.14 ($0.34)

• • • • • • • • • • •

• • • • • •

Headwinds • Channel Profitability: lower margins primarily due to the impact of efforts to spur demand and reduce inventory, as well as changes in sales provisions • Other: includes changes in inventory provisions • FX: unfavorable effects from foreign currency hedge rates Tailwinds • Other: includes benefit from lower inbound freight costs • Channel & Region Sales Mix: favorable channel net sales mix shift

• • •

• • • • • • • • • • • • • •

• • • • • • • • • • •

• • • • • •

• • • • • • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company

CFO Commentary and Financial Review



Second Quarter 2024

July 25, 2024

FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute and realize cost savings related to our Profit Improvement Plan; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer
DTC.com	DTC e-commerce
DTC B&M	DTC brick & mortar
y/y	year-over-year
U.S.	United States
LAAP	Latin America and Asia Pacific
EMEA	Europe, Middle East and Africa
SG&A	selling, general & administrative
EPS	earnings per share
bps	basis points
"+" or "up"	increased
"-" or "down"	decreased
LSD%	low-single-digit percent
MSD%	mid-single-digit percent
HSD%	high-single-digit percent
LDD%	low-double-digit percent
low-20%	low-twenties percent
mid-30%	mid-thirties percent
high-40%	high-forties percent
"$##M"	in millions of U.S. dollars
"$##B"	in billions of U.S. dollars
c.c.	constant-currency
M&A	mergers & acquisitions
FX	foreign exchange
~	approximately
H#	First half, second half
Q#	Quarter 1, 2, 3, 4
YTD	Year-to-date
PFAS	perfluoroalkyl and polyfluoroalkyl substances

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A


Columbia

Q2'24 KEY HIGHLIGHTS

Q2'24 FINANCIAL RESULTS COMPARED TO Q2'23

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$570M	47.9%	-4.2%	$(0.20)
-8%	-270 bps	-520 bps	$(0.34)

Q2'24 Highlights:

- The decline in net sales primarily reflects lower wholesale net sales in the U.S. due to retailer cautiousness, a difficult competitive environment, and generally soft consumer demand.
- Operating margin pressure reflects SG&A expense deleverage impacted by lower net sales, as well as lower gross margin.
- Inventories decreased 29% y/y.
- Exited the quarter with $711.1M of cash, cash equivalents and short-term investments, and no borrowings.

Q2'24 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q2'24	Q2'23	Change
Net Sales	$570.2	$620.9	-8%
Gross margin	47.9%	50.6%	-270 bps
SG&A percent of net sales	53.1%	50.3%	+280 bps
Operating income (loss)	($23.8)	$6.2	($30.0)
Operating margin	-4.2%	1.0%	-520 bps
Net income (loss)	($11.8)	$8.4	($20.2)
Diluted EPS	($0.20)	$0.14	($0.34)

Commentary on Q2'24 financial results vs last year:

- The decline in net sales primarily reflects lower wholesale sales, driven by softness in the U.S. across all brands. DTC sales were flat, as DTC.com declines were offset by growth in DTC B&M.
- The largest drivers of gross margin contraction included efforts to spur demand and reduce inventory in the U.S., partially offset by lower inbound freight costs.
- SG&A was down 3% y/y, as lower supply chain and marketing expenses were partially offset by higher DTC expenses.

Q2'24 REGIONAL NET SALES PERFORMANCE

Q2'24 NET SALES AND GROWTH VS. Q2'23


CANADA
-4% (-4% c.c.)
$27M
U.S.
-15% (-15% c.c.)
$340M
EMEA
+3% (+3% c.c.)
$104M
LAAP
+7% (+13% c.c.)
$99M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: down high-20%,** primarily reflecting the impact of lower Spring '24 orders
- **DTC: down LSD%** (DTC B&M up MSD%, DTC.com down high-teens%),
- The company had 163 stores (145 outlets, 18 branded) exiting Q2'24 vs. 157 stores (139 outlet, 18 branded) exiting Q2'23
- In addition, the Company operated 46 temporary clearance locations exiting Q2'24 vs. 30 temporary clearance locations exiting Q2'23

LAAP

- **Japan: down MSD%** (up HSD% c.c.), benefitting from strong international tourism, which more than offset softer domestic consumer demand
- **China: up LDD%** (mid-teens% c.c.), aided by strong outdoor category trends
- **Korea: down mid-teens%** (down low-teens% c.c.), with softness in both wholesale and DTC B&M
- **LAAP distributor: up high-30%**, driven by higher Fall '24 orders; quarterly results are impacted by y/y differences in timing of shipments

EMEA

- **Europe-direct: up LDD%** (up LDD% c.c.), with growth led by strong DTC growth, as well as growth in wholesale
- **EMEA distributor: down LSD%**

Canada

- **-4%** (-4% c.c.), primarily reflecting the impact of lower Spring '24 orders, partially offset by growth in DTC B&M

Q2'24 NET SALES OVERVIEW

Q2'24 NET SALES AND GROWTH VS. Q2'23

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

↓ -5% (-4% c.c.)
$464M

FOOTWEAR:

↓ -20% (-18% c.c.)
$106M

- Consumer demand for traditional outdoor products remains challenged in the U.S., particularly in footwear

BRAND PERFORMANCE

Columbia
↓ -5% (-4% c.c.)
$508M

SOREL
↓ -44% (-44% c.c.)
$21M

prAna
↓ -21% (-21% c.c.)
$22M

MOUNTAIN HARDWEAR
↑ +2% (+3% c.c.)
$19M

- Columbia declines reflect softness in the U.S., partially offset by strength in international markets
- SOREL and prAna declines reflect lower Spring '24 wholesale orders, as well as soft consumer demand in DTC.com
- Mountain Hardwear growth reflects DTC growth aided, in part, by promotional activity

CHANNEL PERFORMANCE

WHOLESALE:

↓ -15% (-15% c.c.)
$278M

DTC:

↑ 0% (+1% c.c.)
$292M

- Wholesale declines primarily driven by lower Spring '24 orderbooks
- DTC.com -10%, DTC B&M +4%

Q2'24 GROSS MARGIN BRIDGE

Q2'24 gross margin contracted 270 bps y/y to 47.9%



50.6%
47.9%
Q2'23
Channel Profitability
Channel & Region Mix
FX
Other
Q2'24

Headwinds

- **Channel Profitability:** lower margins primarily due to the impact of efforts to spur demand and reduce inventory, as well as changes in sales provisions
- **Other:** includes changes in inventory provisions
- **FX:** unfavorable effects from foreign currency hedge rates

Tailwinds

- **Other:** includes benefit from lower inbound freight costs
- **Channel & Region Sales Mix:** favorable channel net sales mix shift

Q2'24 SG&A BRIDGE VS LAST YEAR

SG&A decreased $9.8M, or 3%



$312.5 M
$302.7 M
Q2'23
Supply Chain
Demand Creation
Omni-Channel
Other
Q2'24

Q2'24 SG&A expenses were 53.1% of net sales compared to 50.3% in Q2'23

Primary SG&A Expense Reductions

- **Supply Chain:** lower expenses resulting from normalized inventory levels
- **Demand Creation:** represent 5.3% of sales vs. 5.4% in Q2'23

Primary SG&A Expense Increases

- **Omni-Channel:** higher brick & mortar expenses related to temporary clearance locations and new stores, as well as store labor expense pressure

BALANCE SHEET OVERVIEW

Balance Sheet as of June 30, 2024

Cash, Cash Equivalents, and Short-term Investments

$711M

Cash, cash equivalents and short-term investments totaled $711.1M, compared to $302.8M as of June 30, 2023.

Inventory

-29%

Inventories -29% y/y to $823.6M.

We continue to utilize our fleet of outlet stores and temporary clearance locations to profitably liquidate excess inventory, including PFAS inventory.

Older season inventories represent a manageable portion of our total inventory mix.



CAPITAL OVERVIEW

Q2'24 YTD Net Cash Flow Provided by Operations

$109M Net cash flow provided by operating activities was $108.9M, compared to $9.7M for the same period in 2023.

Q2'24 YTD Capital Expenditures

$28M Capital expenditures totaled $27.8M compared to $22.8M for the same period in 2023.

Q2'24 YTD Share Repurchases

$111M The Company repurchased 1,414,437 shares of common stock for an aggregate of $110.7M, for an average price per share of $78.29.

Declared Dividends

$0.30 The Board of Directors approved a regular cash dividend of $0.30 per share, payable on August 29, 2024, to shareholders of record on August 15, 2024.



2024 FINANCIAL OUTLOOK

The Company's 2024 Financial Outlook and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of July 25, 2024 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results.

	2024 Financial Outlook	Outlook compared to 2023
Net sales	**$3.35B to $3.42B** (unchanged)	**-4.0% to -2.0%** (unchanged)
Gross margin	**50.0% to 50.2%** (prior 50.4% to 50.8%)	**approximately 40 bps to 60 bps expansion** (prior approximately 80 bps to 120 bps expansion)
SG&A percent of net sales	**42.4% to 43.0%** (prior 43.0% to 43.4%)	**180 bps to 240 bps deleverage** (prior 240 bps to 280 bps deleverage)
Operating margin	**7.7% to 8.4%** (prior 7.7% to 8.5%)	**120 bps to 50 bps deleverage** (prior 120 bps to 40 bps deleverage)
Operating income	**$256M to $288M** (prior $259M to $291M)	**-17% to -7%** (prior -17% to -6%)
Effective income tax rate	**24.0% to 25.0%** (unchanged)	**2023 effective tax rate of 22.9%**
Net income	**$215M to $239M** (prior $217M to $240M)	**-14% to -5%** (prior -14% to -4%)
Diluted EPS	**$3.65 to $4.05** (unchanged)	**-11% to -1%** (unchanged)

2024 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales

Anticipated net sales declines primarily reflect:

- Net sales declines are expected to be led by the SOREL brand down mid-20% and prAna down LSD%. Mountain Hardwear is expected to be up MSD% and the Columbia brand approximately flat.
- By region, a HSD% decline in Canada and a MSD% decline the U.S. are expected to be partially offset by growth in LAAP and EMEA.
- From a channel perspective, DTC is anticipated to grow MSD%, driven by DTC B&M growth, while DTC.com is expected to be down LSD%. Wholesale is anticipated to be down HSD%.
  - DTC B&M sales growth includes the annualization of new stores opened in 2023, as well as the contribution from 12 net new stores in the U.S., 3 net new stores in Canada, and 6 net new stores in Europe-direct markets planned for 2024.
  - DTC B&M sales growth also includes the favorable net sales impact of temporary clearance locations.

Gross margin

Anticipated gross margin expansion primarily reflects:

- a favorable channel and regional sales mix shift; and
- lower inbound freight costs; partially offset by
- unfavorable FX hedging rates; and
- lower channel profitability, primarily due to efforts to spur demand and reduce inventory.

SG&A expenses

Anticipated SG&A expense growth includes:

- higher omni-channel spend, including higher DTC expenses to support new stores and temporary clearance locations, as well as store labor expense pressure;
- higher incentive compensation expenses; and
- higher enterprise technology expenses; partially offset by
- lower supply chain costs, including the benefit of lower inventory levels; and
- lower demand creation spend.

Demand creation as a percent of net sales is anticipated to be ~5.7% of net sales, compared to 6.0% of net sales in 2023.

Operating income impacts

2024 gross profit and SG&A expenses include the expected benefit of $75M to $90M in profit improvement, net of $3M to $4M in severance and related costs. This includes the benefits of our Profit Improvement Plan as well as the favorable mix impacts from normalized inventory levels.

2024 ASSUMPTIONS AND Q3'24 OUTLOOK

Effective tax rate, interest income and share count	• The full year effective tax rate in our 2024 financial outlook is 24.0% to 25.0%. • Interest income, net is anticipated to be ~$28M . • The $3.65 to $4.05 diluted EPS range is based on estimated weighted average diluted shares outstanding of 59.3M.
Foreign currency	• Foreign currency translation is expected to decrease net sales growth by approximately 70 bps (prior 20 bps). • Foreign currency is expected to have an approximately $0.07 negative impact (prior $0.04) on diluted EPS, due to negative foreign currency transactional effects from hedging of inventory production, as well as unfavorable foreign currency translation impacts.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be at least $350M (unchanged). • Capital expenditures are planned to be between $60M to $80M (unchanged).
Q3'24 outlook	• Net sales of $927M to $959M, representing a decline of 6% to 3% compared to Q3'23. • Gross margin is anticipated to expand modestly y/y • Operating income of $94M to $107M, or 10.1% to 11.2% of net sales, compared to 13.7% for Q3'23. • Diluted EPS is expected to be $1.27 to $1.43, compared to $1.70 for Q3'23.

PROFIT IMPROVEMENT

Operational Cost Savings

- Cost savings related to normalizing inventory levels
- Supply chain transformation
- Enterprise technology cost structure optimization

Organizational Cost Savings

- We completed a reduction-in-force primarily impacting U.S. corporate personnel

Operating Model Improvements

- Streamline decision-making to improve operating efficiency

Indirect Cost Savings

- Strategic sourcing and vendor rationalization on indirect, or non-inventory, spending

2024 Savings Target:

$75M to $90M*

**net of $3M-$4M in severance and related costs*

2026 Savings Target:

$125M to $150M

GROWTH ACCELERATION STRATEGIES

Columbia	• Target new, younger active consumers to expand market share in areas we are currently underserving
Product	• Elevate innovation and style, with a focus on more powerful collections • Streamline color and style counts
Brand Marketing	• Target a more balanced, full funnel approach • Optimize marketing efficiency
Marketplace	• Focus more on brand story telling and less on promotions • Elevate the brand's presentation across channels
Emerging Brands	• **SOREL:** refine product offering and marketing strategy • **MHW:** elevate brand presentations across e-commerce and strategic wholesale partners • **prAna:** strengthen product and marketing strategies to propel growth in future seasons


APPENDIX

SECOND QUARTER 2024 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

(in millions, except percentage changes)	Three Months Ended June 30, Reported Net Sales 2024	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2024[1]	Reported Net Sales 2023	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 340.2	$ —	$ 340.2	$ 399.1	(15)%	(15)%
Latin America and Asia Pacific	99.5	5.7	105.2	93.3	7%	13%
Europe, Middle East and Africa	103.9	0.4	104.3	100.8	3%	3%
Canada	26.6	0.1	26.7	27.7	(4)%	(4)%
Total	$ 570.2	$ 6.2	$ 576.4	$ 620.9	(8)%	(7)%
Brand Net Sales:						
Columbia	$ 508.6	$ 5.9	$ 514.5	$ 537.0	(5)%	(4)%
SOREL	21.0	0.1	21.1	37.8	(44)%	(44)%
prAna	21.8	—	21.8	27.6	(21)%	(21)%
Mountain Hardwear	18.8	0.2	19.0	18.5	2%	3%
Total	$ 570.2	$ 6.2	$ 576.4	$ 620.9	(8)%	(7)%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 464.0	$ 4.3	$ 468.3	$ 488.9	(5)%	(4)%
Footwear	106.2	1.9	108.1	132.0	(20)%	(18)%
Total	$ 570.2	$ 6.2	$ 576.4	$ 620.9	(8)%	(7)%
Channel Net Sales:						
Wholesale	$ 278.4	$ 2.2	$ 280.6	$ 328.3	(15)%	(15)%
DTC	291.8	4.0	295.8	292.6	—%	1%
Total	$ 570.2	$ 6.2	$ 576.4	$ 620.9	(8)%	(7)%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

SIX MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

	Six Months Ended June 30,	
(In millions)	2024	2023
Net cash provided by (used in) operating activities	$ 108.9	$ 9.7
Capital expenditures	(27.8)	(22.8)
Free cash flow	$ 81.1	$ (13.1)

Columbia | SOREL | MOUNTAIN HARD WEAR | prAna